                                                                    EXHIBIT 23.2



             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 27, 1997 included in Pollo Tropical, Inc.'s Form 10-K for the year ended December 29, 1996 and to all references to our Firm included in this registration statement.




ARTHUR ANDERSEN LLP



Miami, Florida,
 April 30, 1997.